Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Summary of Assets Measured at Fair Value on Recurring Basis
The following table presents the fair value level for the cash and cash equivalents and short-term investments which represents the assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy. The Company does not have any liabilities that are measured at fair value.

Description	Balance December 31, 2013	Level 1	Level 2	Level 3
	(In thousands)
Cash and cash equivalents	$48,131	$48,131	$—	$—